UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23116

NorthStar Corporate Income Fund-T

(Exact name of registrant as specified in charter)

399 Park Avenue 18th floor New York, New York (Address of principal executive offices)	10022 (Zip code)

Daniel R. Gilbert

Chief Executive Officer and President

NorthStar Corporate Income Fund-T

399 Park Avenue, 18th floor

New York, New York 10022

(Name and address of agent for service)

Copy to:

Sandra Matrick Forman, Esq.

Colony Northstar, Inc.

399 Park Avenue, 18th Floor

New York, NY 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of NorthStar Corporate Income Fund-T (the “Corporate Fund-T”) for the period from February 25, 2016 (commencement of operations) through December 31, 2016 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

NorthStar Corporate Income Fund-T

Annual Report for the period from February 25, 2016 (commencement of operations)
through December 31, 2016:

NorthStar Corporate Income Master Fund and Subsidiary

Annual Report for the period from February 25, 2016 (commencement of operations)
through December 31, 2016:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of NorthStar Corporate Income Fund-T

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of the NorthStar Corporate Income Fund-T (the "Corporate Fund-T") as of December 31, 2016, the results of its operations, the changes in its net assets and its cash flows for the period from February 25, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Corporate Fund-T's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

March 1, 2017

1

NorthStar Corporate Income Fund-T

Statement of Assets and Liabilities

As of December 31, 2016
Assets:
Cash	$92,866
Total assets	92,866

Liabilities:
Professional fees payable	4,294
Accounting and administrative fee payable	4,058
Custodian fees payable	2,508
Printing fees payable	2,454
Administrative services expense payable	2,174
Accrued expenses and other liabilities	104
Total liabilities	15,592
Net assets	$77,274

Commitments and Contingencies (Note 8)

Composition of Net Assets:
Common shares, par value $0.001 per share (20,000,000 shares authorized, 11,001 shares issued and outstanding)	$11
Paid-in capital in excess of par value	99,989
Net investment loss	(22,726)
Net assets	$77,274
Net asset value per share	$7.02

Refer to accompanying notes to financial statements.

2

NorthStar Corporate Income Fund-T

Statement of Operations

For the period from February 25, 2016* through December 31, 2016

Expenses:
Accounting and administrative fee	$6,933
Custody fees	5,508
Professional fees	5,112
Printing fees	2,895
Administrative services expense	2,174
Other expenses	104
Total expenses	22,726
Net investment loss	(22,726)
Net decrease in net assets resulting from operations	$(22,726)

*	Commencement of Operations

Refer to accompanying notes to financial statements.

3

NorthStar Corporate Income Fund-T

Statement of Changes in Net Assets

For the period from February 25, 2016* through December 31, 2016
Decrease in net assets resulting from operations:
Net investment loss	$(22,726)
Net decrease in net assets resulting from operations	(22,726)

Capital transactions:
Issuance of common shares (11,001 shares) (Note 4)	100,000
Net increase in net assets resulting from capital transactions	100,000
Total increase in net assets	77,274
Net assets at beginning of period	—
Net assets at end of period	$77,274
Net investment loss	$(22,726)

*	Commencement of Operations

Refer to accompanying notes to financial statements.

4

NorthStar Corporate Income Fund-T

Statement of Cash Flows

For the period from February 25, 2016* through December 31, 2016
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(22,726)

Adjustments to reconcile net decrease in net assets resulting from operations:
Increase in operating liabilities:
Professional fees payable	4,294
Accounting and administrative fee payable	4,058
Custodian fees payable	2,508
Printing fees payable	2,454
Administrative services expense payable	2,174
Accrued expenses and other liabilities	104
Net cash used in operating activities	(7,134)

Cash flows from financing activities:
Issuance of common shares (Note 4)	100,000
Net cash provided by financing activities	100,000
Net increase in cash	92,866
Cash, beginning of period	—
Cash, end of period	$92,866

*	Commencement of Operations

Refer to accompanying notes to financial statements.

5

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS

1.	Business and Organization

NorthStar Corporate Income Fund−T (the “Corporate Fund-T”) was organized as a Delaware statutory trust on November 16, 2015. The Corporate Fund-T’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Corporate Fund-T intends to invest substantially all of its net assets in NorthStar Corporate Income Master Fund and NorthStar Corporate Income Fund (Cayman) Ltd., its wholly owned subsidiary (together, the “Master Fund”). The Master Fund’s investment objective and strategies are identical to the Corporate Fund-T’s. The Corporate Fund-T’s financial statements should be read in conjunction with the attached consolidated financial statements for the Master Fund.

The Corporate Fund-T commenced operations on February 25, 2016 when, together with NorthStar Corporate Income Fund, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and whose principal investment strategy is to invest substantially all of its assets in the Master Fund, the Corporate Fund-T’s registration statement was declared effective by the Securities and Exchange Commission (the “SEC”).

The Corporate Fund-T and the Master Fund are externally managed by NSAM B-CEF Ltd., a Bermuda exempt company (the “Advisor”) which is a registered investment advisor under the Investment Advisors Act of 1940, as amended, (the “Advisors Act”). The Advisor is an affiliate of NorthStar Asset Management Group Inc. (“NorthStar”), which sponsors other public companies that raise capital through the retail market. The Corporate Fund-T and the Advisor engaged OZ Institutional Credit Management LP (“OZ Credit Management” or the “Sub-Advisor”) which is a registered investment advisor under the Advisors Act, to serve as the Sub-Advisor. The Sub-Advisor is an affiliate of Och-Ziff Capital Management Group LLC. On January 27, 2017, the Corporate Fund-T announced that OZ Credit Management was no longer the Sub-Advisor. The Advisor is now responsible for all duties formerly performed by the Sub-Advisor.

On January 10, 2017, pursuant to a merger agreement between NorthStar, NorthStar Realty Finance Corp. (“NorthStar Realty”) and Colony Capital Inc. (“Colony”), dated as of June 2, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), NorthStar, NorthStar Realty and Colony merged into Colony NorthStar, Inc. (NYSE: CLNS or “Colony NorthStar”) through a series of merger transactions (the “Mergers”). As a result of the Mergers, Colony NorthStar is a diversified equity real estate investment trust (“REIT”) with an embedded institutional and retail investment management business. In addition, following the Mergers, the Advisor is a subsidiary of Colony NorthStar.

On January 31, 2017, the Advisor was re-domiciled as a Delaware limited liability company and renamed CNI CCEF Advisors, LLC.

The Corporate Fund-T is registered under the 1940 Act, as a non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes as a C-corporation for the period ended December 31, 2016. The Corporate Fund-T intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Refer to Note 2 and Note 6 for further details on income taxes.

Pursuant to an administration agreement (“Administration Agreement”) entered into by the Corporate Fund-T and the Master Fund with State Street Bank and Trust Company (the “Administrator”), the Administrator provides the Corporate Fund-T and the Master Fund with financial accounting and reporting, net asset value calculation, post-trade compliance, and treasury services. On January 19, 2017, the Corporate Fund-T notified the Administrator that the last day of service pursuant to the Administration Agreement will be April 18, 2017. The Advisor will assume responsibilities for all duties performed by the Administrator after this date.

6

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Corporate Fund-T have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). The Corporate Fund-T is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standard Board ("FASB") Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

Investment in the Master Fund

The Corporate Fund-T’s investment in the Master Fund will be recorded at fair value and will be based upon the Corporate Fund-T’s percentage ownership of the common shares of the Master Fund. The performance of the Corporate Fund-T will be directly affected by the performance of the Master Fund. As of December 31, 2016, the Corporate Fund-T has not made any investment in the Master Fund.

Use of Estimates

The preparation of the Corporate Fund-T’s financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash

Cash as of December 31, 2016 represents cash held in custody at State Street Bank and Trust Company in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Corporate Fund-T intends to invest substantially all of its net assets in the Master Fund. As such, the Corporate Fund-T determines daily the net asset value (“NAV”) of its common shares of beneficial interest, or its common shares, based on the value of its interest in the Master Fund (as provided by the Master Fund). The Corporate Fund-T calculates NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Corporate Fund-T (the value of its interest in the Master Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Corporate Fund-T. Refer to Note 2 in the consolidated financial statements of the Master Fund for information on the Master Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition

Realized gains and losses from Master Fund transactions will be calculated on the specific identification basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund. Distributions received from the Master Fund will be recorded on ex-dividend date.

7

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Corporate Fund-T’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Corporate Fund-T’s Registration Statement on Form N-2 related to the public offering of its common shares.

Pursuant to the Corporate Fund-T’s advisory agreement (“Advisory Agreement”), the Advisor and Sub-Advisor, either directly or through their affiliates, will be entitled to receive equal reimbursement for costs each has paid on behalf of the Corporate Fund-T in connection with the offering. The Corporate Fund-T will be obligated to reimburse the Advisor and Sub-Advisor, or their affiliates, as applicable, for organization and offering costs (“O&O costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The Corporate Fund-T estimates that it will incur approximately $2.0 million of O&O costs if the maximum number of shares is sold. The Corporate Fund-T records O&O costs each period based upon an allocation determined by the expectation of total O&O costs to be reimbursed. In addition, the Corporate Fund-T indirectly bears its pro rata portion of O&O costs incurred by the Master Fund based on its ownership of the Master Fund shares. The offering costs incurred directly by the Corporate Fund-T are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by Corporate Fund-T are expensed as incurred. As of December 31, 2016, the Advisor and Sub-Advisor incurred approximately $0.5 million of O&O costs on behalf of the Corporate Fund-T. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, there were no proceeds raised from the offering and no O&O costs were allocated to the Corporate Fund-T.

Income Taxes

The Corporate Fund-T intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Corporate Fund-T must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Corporate Fund-T will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains (if any) on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income (if any) and 98.2% of any capital gain net income (if any).

For the taxable period February 25, 2016 (commencement of operations) through December 31, 2016, the Corporate Fund-T is qualified to elect RIC status on its federal income tax return, however, it will file as a C-corporation. If applicable, the Corporate Fund-T will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities. Refer to Note 6 for further details.

Uncertainty in Income Taxes

The Corporate Fund-T evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the

8

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

position is “more likely than not” to be sustained assuming examination by taxing authorities. The Corporate Fund-T recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from February 25, 2016 (commencement of operations) through December 31, 2016, the Corporate Fund-T did not incur any interest or penalties.

Distributions

Distributions to the Corporate Fund-T’s shareholders are recorded as of the record date. Subject to the discretion of the Corporate Fund-T’s board of trustees (the “Board”) and applicable legal restrictions, the Corporate Fund-T intends to authorize and declare ordinary cash distributions on a bi-monthly basis and pay such distributions on a monthly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Master Fund, net of any Fund operating expenses. From time to time, the Corporate Fund-T intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Master Fund. During the period from February 25, 2016 (commencement of operations) to December 31, 2016, distributions were neither declared nor paid.

New Accounting Standards

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Compliance with the requirements of these final rules, as they relate to Form N-CEN must occur by June 1, 2018, with the compliance date for Form N-PORT being June 1, 2018 or June 1, 2019, depending on the net assets of the fund family is currently assessing the impact of this rule to the Corporate Fund-T’s financial statements and other filings.

3.	Risks Involved in Investing in the Master Fund

The financial statements for the Master Fund as of December 31, 2016 with the relevant risk footnote disclosures are attached, and should be read in conjunction with these financial statements.

4.	Share Transactions

Prior to commencement of operations, affiliates of NorthStar and OZ Credit Management purchased shares of the Corporate Fund-T. Refer to Note 5 for further details.

Status of Continuous Public Offering

Since commencing its continuous public offering on February 25, 2016 (commencement of operations) through December 31, 2016, the Corporate Fund-T has not sold any shares to the public.

Distribution Reinvestment Plan (“DRP”)

The Corporate Fund-T has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Corporate Fund-T declares in cash. The Corporate Fund-T expects to issue shares pursuant to the DRP at the bi-monthly closing conducted on the day of or immediately following each

9

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

monthly distribution payment date at a price equal to the NAV per share that is used to determine the offering price of the shares on the date of such bi-monthly closing. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.

Share Repurchase Program

To provide shareholders with limited liquidity, the Corporate Fund-T intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter after shares are first sold to the public. In months in which the Corporate Fund-T repurchases shares, the Corporate Fund-T will conduct repurchases on the same date that the Corporate Fund-T holds its first bi-monthly closing for the sale of shares in its offering. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder in accordance with the requirements under Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Corporate Fund-T’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, making its determination for whether the Corporate Fund-T may offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Corporate Fund-T’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Corporate Fund-T’s assets (including fees and costs associated with disposing of assets);

•	the Master Fund’s investment plans;

•	the Corporate Fund-T’s and the Master Fund’s working capital requirements;

•	the Corporate Fund-T’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

The Corporate Fund-T currently intends to limit the number of shares to be repurchased on each date of repurchase to the number of shares the Corporate Fund-T can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of shares pursuant to its DRP for the previous calendar quarter, and/or (ii) the aggregate proceeds it has received from the sale of shares at the previous two bi-monthly closings that occurred, or were scheduled to occur (if no proceeds were actually received), immediately prior to the date upon which the notification to repurchase shares was provided to shareholders. The Board may, in its sole discretion, determine to limit the number of shares to be repurchased to an amount that is greater than or less than the amounts described above. The Corporate Fund-T will further limit the number of shares to be repurchased in any calendar quarter to 5.0% of the weighted average number of shares outstanding in the previous full calendar quarter prior to the date upon which the notification to repurchase shares was provided to shareholders. In addition, beginning with the Corporate Fund-T’s second calendar year of operations, the Corporate Fund-T will limit the number of shares to be repurchased in any calendar year to 20.0% of the weighted average number of shares outstanding in the prior calendar year. The Corporate Fund-T will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

10

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

The Corporate Fund-T intends for its assets to consist primarily of interests in shares of the Master Fund. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the Corporate Fund-T may find it necessary to liquidate all or a portion of its interest in Master Fund shares. As a result, the Corporate Fund-T will not conduct a repurchase offer for common shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund shares. The members of the Corporate Fund-T’s Board also serve on the Master Fund’s Board, and the Master Fund’s Board expects that the Master Fund will conduct repurchase offers for Master Fund shares as necessary to permit the Corporate Fund-T to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s Board will, in fact, decide to undertake any repurchase offers.

During the period from February 25, 2016 (commencement of operations) through December 31, 2016, there were no repurchases of the Corporate Fund-T’s shares.

5.	Related Party Transactions

Compensation of the Advisor and Sub-Advisor

The Corporate Fund-T will not incur a separate management fee (“Management Fee”) or incentive fee (“Incentive Fee”) under the Corporate Fund-T’s advisory agreement (the “Advisory Agreement”) for so long as the Corporate Fund-T has a policy to invest all or substantially all of its net assets in the Master Fund, but the Corporate Fund-T and shareholders will be indirectly subject to the Management Fee and Incentive Fee. Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor will be entitled to a fee consisting of two components — the Management Fee and the Incentive Fee. The Management Fee will be calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents as of such quarter-end). The Incentive Fee will be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” after making appropriate adjustments for subscriptions (which shall include all issuances of common shares, including issuances pursuant to the distribution reinvestment plan) and share repurchases that occurred during the quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. Refer to Note 4 to the consolidated financial statements of the Master Fund attached hereto for a detailed description of the incentive fees payable by the Master Fund to the Advisor.

The Advisor and Sub-Advisor are to each be reimbursed by the Corporate Fund-T, as applicable, for actual costs incurred in connection with providing administrative services to the Corporate Fund-T. Allocation of the cost of such services to the Corporate Fund-T may be based on objective factors such as total assets, revenues and/or time allocations. The Master Fund’s sub-advisory agreement (the “Sub-Advisory Agreement”) provides that the Sub-Advisor will receive a portion of the Management Fee and Incentive Fee payable to the Advisor under the Master Fund’s Advisory Agreement. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, the amount of administrative services expense incurred and payable was $2,174.

On an annualized basis, the Sub-Advisor will be paid 50.0% of all fees payable to the Advisor under the Master Fund’s Advisory Agreement with respect to each year, and such fees are payable to the Advisor quarterly in arrears.

11

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

On January 27, 2017, the Corporate Fund-T announced that OZ Credit Management was no longer the Sub-Advisor. The Advisor is now responsible for all duties formerly performed by the Sub-Advisor.

Selling Commissions and Dealer Manager Fees

Pursuant to a dealer manager agreement (the “Dealer Manager Agreement”) between the Corporate Fund-T and NorthStar Securities, LLC (the “Dealer Manager”), an affiliate of the Advisor, an investor will pay the Dealer Manager selling commission in an amount up to 2.0% and dealer manager fees in an amount up to 2.0% of the selling price of shares which a sales is completed. Under the DRP, no selling commissions or dealer manager fees are payable. The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales eligible for a volume discount, sales through investment advisors or banks acting as trustees or fiduciaries, and sales to affiliates of the Advisor or Sub-Advisor. For the period from February 25, 2016 (commencement of operations) to December 31, 2016, no selling commissions and dealer manager fees were paid to the Dealer Manager because there were no shares sold to the public during this period.

Distribution and Servicing Fee

Pursuant to a distribution and shareholder servicing plan (the “Distribution and Shareholder Servicing Plan”) between the Corporate Fund-T and the Dealer Manager, the Corporate Fund-T will compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Corporate Fund-T. The Corporate Fund-T will be subject to a distribution and servicing fee, which will be accrued daily and payable monthly, at an annualized rate of 1.0% of the NAV per share beginning the first month after the completion of the offering. The Corporate Fund-T will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Corporate Fund-T and shareholders, equals 8.0% of the gross proceeds from the offering excluding proceeds from share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued; or (iii) the date at which a liquidity event occurs. For the period from February 25, 2016 (commencement of operations) to December 31, 2016, there were no distribution and servicing fees paid to Deal Manager because the offering was not completed.

Distribution Support Agreement

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NorthStar Realty, a publicly-traded real estate investment trust managed by an affiliate of the Advisor, and OZ Corporate Investors, LLC (“OZ Corporate”), an affiliate of the Sub-Advisor, NorthStar Realty and OZ Corporate have each agreed to purchase up to $5.0 million in Master Fund shares, totaling $10.0 million in Master Fund shares, from time to time at the current NAV per share of the Master Fund, of which $1.0 million was contributed by each to the Master Fund as seed capital investments. During any calendar month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such calendar month (“Distribution Shortfall”), NorthStar Realty and OZ Corporate will each purchase 50% of any shares required in order to cover the Distribution Shortfall up to an amount equal to a 7.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding NorthStar Realty and OZ Corporate pursuant to the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Corporate Fund-T. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of:

12

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

a) two years from the date on which the Corporate Fund-T commences the offering; b) the date upon which neither the Advisor nor its affiliate is serving as the Corporate Fund-T’s Advisor; or c) the date upon which neither the Sub-Advisor nor its affiliate is serving as the Corporate Fund-T’s Sub-Advisor. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, there were no distribution support provided by NorthStar Realty and OZ Corporate.

On February 23, 2017, the Distribution Support Agreement was amended with an affiliate of Colony NorthStar, assuming both NorthStar Realty’s and OZ Corporate’s obligations.

Capital Contribution by NorthStar and OZ Corporate

Prior to commencement of operations, affiliates of NorthStar and OZ Corporate each contributed $50,000 to purchase 5,501 common shares of the Corporate Fund-T at a price of $9.09 per share. The related dealer manager fees and selling commissions were waived.

6.	Income Tax Information

The components of the deferred tax asset as of December 31, 2016, for the Corporate Fund-T as a C-corporation, consist of the following:

December 31, 2016
Deferred tax asset
Net loss carryforwards	$9,090
Total deferred tax asset	9,090
Less: valuation allowance	(9,090)
Net deferred taxes	$-

At December 31, 2016, the Corporate Fund-T had total net operating and capital loss carry forwards of approximately $0.02 million for federal income tax purposes available to offset future taxable income. The loss carry forwards can be carried forward 20 years and will expire in 2036.

A reconciliation of the federal tax rate to the Corporate Fund-T’s effective income tax rate is as follows:

December 31, 2016
Tax at federal statutory rate	35.0%
State and local rate	5.0%
Total	40.0%
Valuation allowance	(40.0)%
Provision for taxes	0.0%

13

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Financial Highlights

The following is a schedule of financial highlights for the period from February 25, 2016 (commencement of operations) through December 31, 2016:

For the period from February 25, 2016 (commencement of operations) through
December 31, 2016
Per Share Data:
Net asset value, beginning of period	$9.09

Net investment loss(1)	(2.07)
Net decrease in net assets resulting from operations	$(2.07)

Net asset value, end of period	$7.02
Shares outstanding, end of period	11,001
Total return at net asset value(2)(3)	(22.8)%

Ratio/Supplemental Data:
Net assets, end of period	$77,274
Ratio of net investment loss to average net assets(4)	(28.6)%
Ratio of total expenses to average net assets(4)	28.6%

(1)	The per share data was derived by using the average number of common shares outstanding during the period from February 25, 2016 (commencement of operations) through December 31, 2016.
(2)	The total return is historical and is calculated by determining the percentage change in net asset value.
(3)	Not annualized.
(4)	Annualized. Average net assets for the period from February 25, 2016 (commencement of operations) through December 31, 2016 are used for this calculation.

8.	Commitments and Contingencies

In the normal course of business the Corporate Fund-T may enter into contracts that contain a variety of representations which provide general indemnifications. The Corporate Fund-T’s maximum exposure under the arrangements cannot be known; however, the Corporate Fund-T expects any risk of loss to be remote.

9.	Subsequent Events

The management of the Corporate Fund-T has evaluated events and transactions through March 1, 2017, the date on which the financial statements were issued, and has determined that there are no material events that would require adjustments to or disclosure in the Corporate Fund-T’s financial statements other than previously discussed in Note 1 and Note 5.

14

NORTHSTAR CORPORATE INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Corporate Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in the Corporate Fund-T’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held By Trustees
Interested Trustees
Daniel R. Gilbert (46)	Chairman of the Board, CEO, and President	2015	Head of Retail Platform of Colony NorthStar; Chairman, CEO and President of the Corporate Income Fund-T, NorthStar Corporate Income Master Fund (the “Corporate Master Fund”) and NorthStar Corporate Income Fund (“Corporate Fund”); Chairman, CEO and President of NorthStar Real Estate Capital Income Fund (“RE Capital Fund”), NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T”) and NorthStar Real Estate Capital Income Master Fund (“RE Capital Master Fund”); Co-Chairman, CEO and President of NorthStar/RXR New York Metro Real Estate Inc. (“NorthStar/RXR”); Chairman, CEO and President of NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”) and NorthStar Real Estate Income II (“NorthStar Income II”); Sole Director of NorthStar/Townsend Institutional Real Estate Fund Inc. (“NorthStar/Townsend”); Executive Chairman of NorthStar HealthCare Income Inc. (“NorthStar Healthcare”); Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	6	Executive Chairman of NorthStar Healthcare; Chief Executive Officer, Chairman of Corporate Fund, Corporate Fund-T and the Corporate Master Fund; Chief Executive Officer, Chairman of RE Capital Fund, RE Capital Fund-T and RE Capital Master Fund; Co-Chairman of NorthStar/RXR; Sole Director of NorthStar/Townsend; Chairman of NorthStar Income; and Chairman of NorthStar Income II.

Independent Trustees
Michael M. Kassen (63)	Trustee	2016	Private Investor	3	Board Member of the American Israel Public Affairs Committee

Vernon B. Schwartz (66)	Trustee	2016	Former Executive Vice President, iStar Inc., a real estate investment company	3	Director of NorthStar Real Estate Income Trust, Inc.

Jack F. Smith, Jr. (65)	Trustee	2016	Retired. Previously, Partner, Deloitte & Touche LLP	3	Director of NorthStar Real Estate Income Trust, Inc.; Director of NorthStar Healthcare Income, Inc.

15

NORTHSTAR CORPORATE INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

Executive Officers

The following persons serve as the Corporate Fund-T’s and the Master Fund’s executive officers in the following capacities:

Name	Age	Positions Held
Daniel R. Gilbert	46	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	50	Chief Financial Officer and Treasurer
Brett S. Klein	38	Chief Operating Officer
Sandra M. Forman	50	Chief Compliance Officer, General Counsel and Secretary

The address for each executive officer is c/o NorthStar Corporate Income Fund, 399 Park Avenue, 18th Floor, New York, New York 10022.

Information about Executive Officers

Daniel R. Gilbert.   Mr. Gilbert has served as the Head of the Retail Platform of Colony NorthStar since January 10, 2017. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of the Corporate Fund-T since November 16, 2015, Chairman since January 15, 2016, and is a director and member of the Advisor’s investment committee. Mr. Gilbert has also been an Interested Trustee of the Master Fund, and the Master Fund’s Chairman, Chief Executive Officer and President since July 23, 2015, and Chairman since January 15, 2016. Mr. Gilbert has also been an Interested Trustee, Chief Executive Officer and President of Corporate Fund since July 2015, and Chairman since January 2016. Mr. Gilbert has served as Sole Director of NorthStar/Townsend since inception. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of RE Capital Fund and RE Capital Master Fund since October 2, 2015, Chairman since March 3, 2016 and is a director and member of the Advisor’s investment committee. He has also been an Interested Trustee, Chief Executive Officer and President of the RE Capital Fund-T since December 15, 2015, and Chairman since March 3, 2016. Mr. Gilbert serves as Chairman, Chief Executive Officer and President of NorthStar Income, positions he has held since August 2015, January 2013 and March 2011, respectively and he served as its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare, a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015,

16

NORTHSTAR CORPORATE INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

and the Chief Executive Officer and President, a position he has held since December 2012, of NorthStar Income II. Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, a position he has held since March 2014, of NorthStar/RXR. Mr. Gilbert also served as Chief Investment and Operating Officer of NorthStar Realty from January 2013 to January 2017, a position he maintained as co-employee. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of Colony NorthStar and parent company of the Advisor, since June 2014. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.

Frank V. Saracino.    Mr. Saracino joined NorthStar Asset Management Group (“NSAM”) before the Mergers in August 2015, and has served as the Corporate Fund-T’s and the Master Fund’s Chief Financial Officer and Treasurer since inception. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of Corporate Fund since July 2015. Mr. Saracino has served as Chief Financial Officer of NorthStar/Townsend Fund since inception. Mr. Saracino has served as Chief Financial Officer and Treasurer of RE Capital Fund and RE Capital Master Fund since October 2015 and Chief Financial Officer and Treasurer of Corporate Fund-T since December 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

Brett S. Klein.   Mr. Klein has served as the Corporate Fund-T’s and the Master Fund’s Chief Operating Officer since inception. In addition, Mr. Klein has served as the Chief Operating Officer of Corporate Fund since July 2015. Mr. Klein has served as Chief Operating Officer of RE Capital Fund and RE Capital Master Fund since October 2015 and Chief Operating Officer of RE Capital Fund-T since December 2015. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director of Colony NorthStar, the parent company of the Advisor, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein's responsibilities include oversight of the operational elements of Colony NorthStar's retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar's broker-dealer, NorthStar Securities. Mr. Klein continues to be involved

17

NORTHSTAR CORPORATE INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies (defined below). Mr. Klein also served as a Managing Director at NorthStar Asset Management Group Ltd, and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

Sandra M. Forman.   Ms. Forman has served as the Corporate Fund-T’s, Corporate Fund’s and the Master Fund’s Chief Compliance Officer since October 2015 and General Counsel and Secretary since January 2017. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of the Corporate Fund-T from November 2015 to January 2017 and of Corporate Fund and the Master Fund from October 2015 to January 2017. Ms. Forman has served as Chief Compliance Officer of RE Capital Fund, RE Capital Master Fund and RE Capital Fund-T since October 2015 and General Counsel and Secretary since October 2016. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of RE Capital Fund and RE Capital Master Fund from October 2015 to October 2016 and Associate General Counsel and Assistant Secretary of RE Capital Fund-T from December 2015 to October 2016. Ms. Forman has served as Chief Compliance Officer and Secretary of NorthStar/Townsend Fund since inception. Ms. Forman has also served as Deputy General Counsel at Colony NorthStar since January 2017. Ms. Forman served as Senior Counsel for NSAM from October 2015 to January 10, 2017. Prior to joining NSAM, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered closed-end funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. She holds a Bachelor of Arts from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.

Registration Statement

The Corporate Fund-T’s prospectus contains additional information regarding the Corporate Fund-T’s trustees and executive officers and is available upon request and without charge by calling the Corporate Fund-T at 212-547-2600 or by accessing the Corporate Fund-T’s website at www.northstarsecurities.com/corporateincome.

18

NORTHSTAR CORPORATE INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Corporate Fund-T has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Corporate Fund-T files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Corporate Fund-T’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Corporate Fund-T’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NorthStar Corporate Income Master Fund and subsidiary

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of the NorthStar Corporate Income Master Fund and subsidiary (the "Master Fund") as of December 31, 2016, the results of its operations, the changes in its net assets and its cash flows for the period from February 25, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

March 1, 2017

20

NorthStar Corporate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

As of December 31, 2016

Portfolio Company(a)	Footnotes	Industry(b)	Rate(c)	Floor(d)	Stated Maturity	Principal Amount	Amortized Cost(e)	Fair Value(f)
Senior Secured Loans - First Lien — 48.4%
Aspect Software, Inc.	(g)	Software	L+1000	1.00%	5/25/20	$39,500	$39,229	$39,566
CBAC Borrower, LLC	(g)	Entertainment	L+700	1.25%	7/2/20	99,248	96,513	99,621
Cunningham Lindsey U.S., Inc.	(g)	Insurance	L+375	1.25%	12/10/19	76,887	64,646	64,989
David's Bridal, Inc.	(g)	Retail	L+400	1.25%	10/11/19	77,500	71,819	68,749
KIK Custom Products, Inc.	(g)	Household Products/Wares	L+500	1.00%	8/26/22	77,607	76,236	78,480
Laureate Education, Inc.	(g)	Commercial Services	L+800		3/17/21	101,697	99,822	102,269
Opal Acquisition, Inc.	(g)	Healthcare-Services	L+400	1.00%	11/27/20	77,448	70,985	74,156
Pinnacle Holdco S.a.r.l	(g) (h)	Oil & Gas Services	L+350	1.25%	7/30/19	76,899	60,214	62,192
St. Georges University	(g)	Commercial Services	L+525	1.00%	7/6/22	76,531	75,457	77,711
Syncreon Group Hldgs B V	(g)	Transportation	L+425	1.00%	10/28/20	76,905	68,969	69,311
Total Senior Secured Loans - First Lien							723,890	737,044
Senior Secured Loans - Second Lien — 23.5%
Asurion, LLC	(i)	Insurance	L+750	1.00%	3/3/21	50,000	49,021	50,922
CTI Foods Holding Co., LLC	(g)	Food	L+725	1.00%	6/28/21	77,500	70,066	69,750
DTZ U.S. Borrower, LLC	(g)	Real Estate	L+825	1.00%	11/4/22	6,596	6,659	6,615
Greenway Medical Technologies, Inc.	(g)	Software	L+825	1.00%	11/4/21	77,500	70,408	75,175
Renaissance Learning, Inc.	(g)	Software	L+700	1.00%	4/11/22	77,500	72,969	76,596
USAGM HoldCo, LLC	(g)	Commercial Services	L+850	1.00%	7/28/23	77,500	73,036	78,662
Total Senior Secured Loans - Second Lien							342,159	357,720
Senior Secured Bonds — 4.2%
TRU Taj Finance Inc.	(j)	Retail	12.00%		8/15/21	65,000	62,488	63,944
Total Senior Secured Bonds							62,488	63,944
Unsecured Debt — 17.4%
Greatbatch Ltd.	(j)	Healthcare-Products	9.13%		11/1/23	78,000	79,015	77,805
Lonestar Intermediate Super Holdings, LLC	(i)	Insurance	L+900	1.00%	8/31/21	50,000	49,519	51,625
Ltf Merger Sub Inc.	(j)	Leisure Time	8.50%		6/15/23	60,000	60,000	62,025
Monitronics International Inc.		Commercial Services	9.13%		4/1/20	78,000	66,512	73,612
Total Unsecured Debt							255,046	265,067
TOTAL INVESTMENTS—93.5%							$1,383,583	$1,423,775
OTHER ASSETS AND LIABILITIES- NET—6.5%								99,524
NET ASSETS—100.0%								$1,523,299

(a)	Security may be an obligation of one or more entities affiliated with the named company. Unless otherwise specified, each company's headquarters or principal place of business is located in the United States.
(b)	Industry classification information is based on the Global Industry Classification Standard (“GICS”).
(c)	Certain variable rate securities in NorthStar Corporate Income Master Fund and Subsidiary's (the "Master Fund") portfolio bear interest at a rate determined by a publicly disclosed base rate, such as the London Interbank Offered Rate (“L” or "LIBOR"), plus a basis point spread.
(d)	Represents a minimum interest rate for respective base interest rate index when determining the total interest rate.
(e)	Amortized cost represents the acquisition cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(f)	Fair value is determined by the Valuation Committee of the Master Fund, and approved by the Master Fund's Board of Trustees. For information on the Master Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to Note 2.
(g)	The interest rate on these loans is subject to a base rate plus three-month LIBOR. As the interest rate is subject to a minimum LIBOR floor which was greater than the three-month LIBOR rate of 1.00% at December 31, 2016, the prevailing rate in effect as of December 31, 2016 was the base rate plus the LIBOR floor.
(h)	The Company's headquarters or principal place of business is in Luxembourg.
(i)	The interest rate on these loans is subject to a base rate plus one-month LIBOR. As the interest rate is subject to a minimum LIBOR floor which was greater than the one-month LIBOR rate of 0.77% at December 31, 2016, the prevailing rate in effect as of December 31, 2016 was the base rate plus the LIBOR floor.
(j)	Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Refer to accompanying notes to consolidated financial statements.

21

NorthStar Corporate Income Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of December 31, 2016
Assets:
Investments, at fair value
Unaffiliated issuers (amortized cost of $1,383,583)	$1,423,775
Cash	397,792
Receivable for investments sold	50,188
Interest receivable	13,807
Total assets	1,885,562

Liabilities:

Administrative services expense payable	106,728
Professional fees payable	84,847
Accounting and administrative fee payable	81,363
Payable for investments purchased	49,875
Management fee payable	21,163
Accrued expenses and other liabilities	18,287
Total liabilities	362,263
Net assets	$1,523,299

Commitments and Contingencies (Note 10)

Composition of Net Assets:
Common shares, par value $0.001 per share (unlimited shares authorized, 222,222 shares issued and outstanding)	$222
Paid-in capital in excess of par value	1,999,778
Net investment loss	(553,969)
Net realized gain on investments	37,076
Net unrealized appreciation on investments	40,192
Net assets	$1,523,299
Net asset value per share	$6.85

Refer to accompanying notes to consolidated financial statements.

22

NorthStar Corporate Income Master Fund and Subsidiary

Consolidated Statement of Operations

For the period from February 25, 2016* through December 31, 2016
Investment Income:
Interest income	$72,178
Total investment income	72,178

Expenses:
Trustees’ fees	233,475
Accounting and administrative fee	138,853
Administrative services expense	106,728
Professional fees	101,210
Other expenses	24,718
Management fees	21,163
Total expenses	626,147
Net investment loss	(553,969)

Realized and Unrealized Gain:
Net realized gain on
investment transactions	37,076
Net change in unrealized appreciation on
investments	40,192
Total net realized and unrealized gain on investments	77,268
Net decrease in net assets resulting from operations	$(476,701)

* Commencement of Operations

Refer to accompanying notes to consolidated financial statements.

23

NorthStar Corporate Income Master Fund and Subsidiary

Consolidated Statement of Changes in Net Assets

For the period from February 25, 2016* through December 31, 2016
Decrease in net assets resulting from operations:
Net investment loss	$(553,969)
Net realized gain on investment transactions	37,076
Net change in unrealized appreciation on investments	40,192
Net decrease in net assets resulting from operations	(476,701)

Capital transactions:
Issuance of common shares (222,222 shares) (Note 3)	2,000,000
Net increase in net assets resulting from capital transactions	2,000,000
Total increase in net assets	1,523,299
Net assets at beginning of period	—
Net assets at end of period	$1,523,299
Net investment loss	$(553,969)

* Commencement of Operations

Refer to accompanying notes to consolidated financial statements.

24

NorthStar Corporate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows

For the period from February 25, 2016* through December 31, 2016
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(476,701)

Adjustments to reconcile net decrease in net assets resulting from operations:
Purchases of investments	(5,287,326)
Proceeds from sales of investments and principal repayments	3,950,784
Net realized gain from investment transactions	(37,076)
Net change in unrealized appreciation on investments	(40,192)
Amortization of premium and accretion of discount, net	(9,965)
Decrease in operating assets:
Receivable for investments sold	(50,188)
Interest receivable	(13,807)
Increase in operating liabilities:
Administrative services expense payable	106,728
Professional fees payable	84,847
Accounting and administrative fee payable	81,363
Payable for investments purchased	49,875
Management fee payable	21,163
Accrued expenses and other liabilities	18,287
Net cash used in operating activities	(1,602,208)

Cash flows from financing activities:
Issuance of common shares (Note 3)	2,000,000
Net cash provided by financing activities	2,000,000
Net increase in cash	397,792
Cash, beginning of period	—
Cash, end of period	$397,792

* Commencement of Operations

Refer to accompanying notes to consolidated financial statements.

25

NORTHSTAR CORPORATE INCOME MASTER FUND AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Business and Organization

NorthStar Corporate Income Master Fund (the “Fund”) was organized as a Delaware statutory trust on July 23, 2015. The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital.

The Fund commenced operations on February 25, 2016, when the registration statements of NorthStar Corporate Income Fund (the “Corporate Fund”), and NorthStar Corporate Income Fund-T (“Corporate Fund-T”) (collectively, the “Corporate Funds”), whose principal investment strategy is identical to the Fund’s, were declared effective by the Securities and Exchange Commission (the “SEC”).

The Fund is externally managed by NSAM B-CEF Ltd., a Bermuda exempt company (the “Advisor”) which is a registered investment advisor under the Investment Advisors Act of 1940, as amended, (the “Advisors Act”). The Advisor is an affiliate of NorthStar Asset Management Group Inc. (“NorthStar”), which sponsors other public companies that raise capital through the retail market. The Fund and the Advisor engaged OZ Institutional Credit Management LP (“OZ Credit Management” or the “Sub-Advisor”) which is a registered investment advisor under the Advisors Act, to serve as the Sub-Advisor. The Sub-Advisor is an affiliate of Och-Ziff Capital Management Group LLC. On January 27, 2017, the Fund and Corporate Funds announced that OZ Credit Management was no longer the Sub-Advisor. The Advisor is now responsible for all duties formerly performed by the Sub-Advisor.

On January 10, 2017, pursuant to a merger agreement between NorthStar, NorthStar Realty Finance Corp. (“NorthStar Realty”) and Colony Capital Inc. (“Colony”), dated as of June 2, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), NorthStar, NorthStar Realty and Colony merged into Colony NorthStar, Inc. (NYSE: CLNS or “Colony NorthStar”) through a series of merger transactions (the “Mergers”). As a result of the Mergers, Colony NorthStar is a diversified equity real estate investment trust (“REIT”) with an embedded institutional and retail investment management business. In addition, following the Mergers, the Advisor is a subsidiary of Colony NorthStar.

On January 31, 2017, the Advisor was re-domiciled as a Delaware limited liability company and renamed CNI CCEF Advisors, LLC.

The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes as a C-corporation for the period ended December 31, 2016. The Fund intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Refer to Note 2 and Note 5 for further details on income taxes.

Pursuant to an administration agreement (“Administration Agreement”) entered into by the Corporate Funds and the Fund with State Street Bank and Trust Company (the “Administrator”), the Administrator provides the Fund with financial accounting and reporting, net asset value calculation, post-trade compliance, and treasury services. On January 19, 2017, the Fund notified the Administrator that the last day of service pursuant to the Administration Agreement will be April 18, 2017. The Advisor will assume responsibilities for all duties performed by the Administrator after this date.

26

NORTHSTAR CORPORATE INCOME MASTER FUND AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund makes some of its investments through NorthStar Corporate Income Fund (Cayman) Ltd., the wholly owned subsidiary (the “Subsidiary”). The Subsidiary was formed on January 29, 2016 as a Cayman Island exempted limited company that is a wholly owned subsidiary of the Fund. The Fund generally gains access to certain newly issued Regulation S securities through the Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued to non-U.S. persons through offerings made pursuant to Regulation S of the Securities Act of 1933, as amended, or the Securities Act. The consolidated financial statements include the accounts of the Fund and the Subsidiary (together, the “Master Fund”). As of December 31, 2016, the Subsidiary had $151,294 in net assets, representing 9.93% of the Master Fund’s net assets.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

Principles of Consolidation

The consolidated financial statements of the Master Fund include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of the Master Fund’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates.

Cash

Cash as of December 31, 2016 represents cash held in custody at State Street Bank and Trust Company in bank deposit accounts that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the New York Stock Exchange. The Master Fund calculates the net asset value (“NAV”) of its common shares of beneficial interest, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Master Fund’s board of trustees (the “Board”) has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) and the formation of a valuation committee (the “Valuation Committee”) which consists of personnel from the Advisor. The

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Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed by the Advisor and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 7 for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s consolidated financial statements.

The Master Fund expects that its portfolio may consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available, (“OTC Security”). For purposes of calculating NAV, the Valuation Committee uses the following valuation methods:

•	The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•	If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Master Fund will value such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Master Fund obtains bid and ask prices directly from dealers who make a market in such securities. Generally, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

•	To the extent that the Master Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Valuation Committee in accordance with the Master Fund's Valuation Policies and Procedures and pursuant to authority delegated by the Master Fund’s Board as described above. In making such

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

determination, the Valuation Committee may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, the Valuation Committee may use independent third-party pricing or valuation services; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Master Fund's debt investments.

The valuation of securities may consider other factors such as private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Master Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time the investment is made. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Master Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), fair value for such securities may be determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by Valuation Committee, under the supervision of the Board.

Revenue Recognition

Security transactions are accounted for on their trade date. The Master Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Master Fund does not accrue a receivable for interest on loans and securities if the collectability of such income is not reasonably assured. Loan origination fees, original issue discount, and market discount (market

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

premium) are capitalized and such amounts are accreted (amortized) as interest income (interest expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount are recorded as income. The Master Fund will record prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated by using the specific identification method. The Master Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the public offering of its common shares.

Pursuant to the Master Fund’s advisory agreement (“Advisory Agreement”), the Advisor and Sub-Advisor, either directly or through their affiliates, will be entitled to receive equal reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and Sub-Advisor, or their affiliates, as applicable, for organization and offering costs (“O&O costs”) to a limit of 1.0% of the aggregate proceeds from the offering. The Master Fund estimates that the O&O costs will be de minimis as Master Fund shares are not being offered directly to the public. The Master Fund records O&O costs each period based upon an allocation determined by the expectation of total O&O costs to be reimbursed. The offering costs incurred directly by the Master Fund are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the Master Fund are expensed as incurred. As of December 31, 2016, the Advisor and Sub-Advisor incurred approximately $0.3 million of O&O costs on behalf of the Master Fund. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, there were no proceeds raised from the offering and no O&O costs were allocated to the Master Fund. On January 27, 2017, the Corporate Funds announced that OZ Credit Management was no longer the Sub-Advisor. The Advisor is now responsible for all duties formerly performed by the Sub-Advisor.

Income Taxes

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Master Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains (if any) on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

federal excise taxes if it does not distribute at least 98.0% of net ordinary income (if any), and 98.2% of any capital gain net income (if any).

For the taxable period February 25, 2016 (commencement of operations) through December 31, 2016, the Master Fund is qualified to elect RIC status on its federal income tax return, however, it will file as a C-corporation. If applicable, the Master Fund will record any applicable income tax expense or benefit on its consolidated Statement of Operations or deferred tax assets and liabilities on its consolidated Statement of Assets and Liabilities. Refer to Note 5 for further information regarding income taxes.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the consolidated Statement of Operations. During the period from February 25, 2016 (commencement of operations) through December 31, 2016, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Master Fund’s Board and applicable legal restrictions, the Master Fund intends to authorize and declare ordinary cash distributions on a bi-monthly basis and pay such distributions on a monthly basis. From time to time, the Master Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. During the period from February 25, 2016 (commencement of operations) through December 31, 2016, distributions were neither declared nor paid.

New Accounting Standards

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Compliance with the requirements of these final rules, as they relate to Form N-CEN must occur by June 1, 2018, with the compliance date for Form N-PORT being June 1, 2018 or June 1, 2019, depending on the net assets of the fund family. Management is currently assessing the impact of this rule to the Master Fund’s consolidated financial statements and other filings.

3.	Share Transactions

Prior to commencement of operations, affiliates of NorthStar and OZ Credit Management purchased 222,222 shares of the Master Fund for proceeds of $2,000,000. Refer to Note 4 for further details.

The Master Fund will repurchase common shares held by the Corporate Fund and Corporate Fund-T to the extent necessary to accommodate share repurchase requests under each of the Corporate Fund’s share repurchase program. During the period from February 25, 2016 (commencement of operations)

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through December 31, 2016, the Master Fund did not repurchase any of its common shares in connection with the Corporate Fund’s share repurchase programs.

4.	Related Party Transactions

Compensation of the Advisor and Sub-Advisor

Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”). The Sub-Advisor is responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Master Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the Advisor at its sole discretion.

The Corporate Funds will not incur a separate Management Fee or Incentive Fee under the Corporate Funds’ Advisory Agreement for so long as the Corporate Funds’ have a policy to invest all or substantially all of their net assets in the Master Fund, but the Corporate Funds and shareholders will be indirectly subject to the Management Fee and Incentive Fee.

The Advisor and Sub-Advisor are to each be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund may be based on objective factors such as total assets, revenues and/or time allocations. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, the amounts of administrative services expense incurred and payable were $106,728. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, the amounts of sub-advisory expenses incurred and payable were approximately $8,000, which are included in other expenses on the Master Fund’s consolidated Statement of Operations and accrued expense and other liabilities on the Master Fund’s consolidated Statement of Assets and Liabilities, respectively.

On January 27, 2017, the Fund and Corporate Funds announced that OZ Credit Management was no longer the Sub-Advisor. The Advisor is now responsible for all duties formerly performed by the Sub-Advisor.

Management Fee

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents as of such quarter-end). The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. The Master Fund’s sub-advisory agreement (the “Sub-Advisory Agreement”) provides that OZ Credit Management will receive a portion of the Management Fee and Incentive Fee payable to the Advisor under the Master Fund’s Advisory Agreement. On an annualized basis, the Sub-Advisor will be paid 50.0% of all fees payable to the Advisor under the Master Fund’s Advisory Agreement with respect to each year, which fees are payable to the Advisor quarterly in arrears. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, the amounts of management fees incurred and payable was $21,163 at December 31, 2016.

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On January 27, 2017, the Fund and Corporate Funds announced that OZ Credit Management was no longer the Sub-Advisor. The Advisor is now responsible for all duties performed by the Sub-Advisor.

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre- incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” after making appropriate adjustments for subscriptions (which shall include all issuances of common shares, including issuances pursuant to the distribution reinvestment plan) and share repurchases that occurred during the quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program. The calculation of the Incentive Fee for each quarter will be as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•	100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•	20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For the period from February 25, 2016 (commencement of operations) through December 31, 2016, no incentive fee was incurred.

Distribution Support Agreement

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NorthStar Realty, a publicly-traded REIT managed by an affiliate of the Advisor,

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and OZ Corporate Investors, LLC (“OZ Corporate”), an affiliate of the Sub-Advisor, NorthStar Realty and OZ Corporate have each agreed to purchase up to $5.0 million in Master Fund shares, totaling $10.0 million in Master Fund shares, at the current NAV per share of the Master Fund, of which $1.0 million was contributed by each to the Master Fund as seed capital investments. During any calendar month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such calendar month (“Distribution Shortfall”), NorthStar Realty and OZ Corporate will each purchase 50% of any shares required in order to cover the Distribution Shortfall up to an amount equal to a 7.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding NorthStar Realty and OZ Corporate’s obligations pursuant to the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Corporate Funds. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which the Corporate Funds commence the offering; b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor; or c) the date upon which neither the Sub-Advisor nor its affiliate is serving as the Master Fund’s Sub-Advisor. For the period from February 25, 2016 (commencement of operations) through December 31, 2016, there was no distribution support provided by NorthStar Realty and OZ Corporate.

On February 23, 2017, the Distribution Support Agreement was amended with an affiliate of Colony NorthStar, assuming both NorthStar Realty’s and OZ Corporate’s obligations.

Capital Contribution by NorthStar and OZ Corporate

Prior to commencement of operations, affiliates of NorthStar Realty and OZ Corporate each contributed $1,000,000 to purchase 111,111 common shares of the Master Fund at a price of $9.00 per share.

5.	Income Tax Information

The components of the deferred tax asset as of December 31, 2016, for the Master Fund as a C-corporation, consist of the following:

December 31, 2016
Deferred tax asset
Net loss carryforwards	$206,757
Net unrealized gain on investments	(16,077)
Total deferred tax asset	190,680
Less: Valuation allowance	(190,680)
Net deferred taxes	$-

At December 31, 2016, the Master Fund had total net operating and capital loss carry forwards of approximately $0.5 million for federal income tax purposes available to offset future taxable income. The loss carry forwards can be carried forward 20 years and will expire in 2036.

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A reconciliation of the federal tax rate to the Master Fund’s effective income tax rate is as follows:

December 31, 2016
Tax at federal statutory rate	35.0%
State and local rate	5.0%
Total	40.0%
Valuation allowance	(40.0)%
Provision for taxes	0.0%

At December 31, 2016, the cost basis of investments for Federal income tax purposes was substantially the same as the cost basis per U.S. GAAP. At December 31, 2016, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were $44,832 and $4,640, respectively.

6.	Investment Portfolio

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of December 31, 2016:

	December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio

Senior Secured Loans - First Lien	$723,890	$737,044	51.8%
Senior Secured Loans - Second Lien	342,159	357,720	25.1%
Senior Secured Bonds	62,488	63,944	4.5%
Unsecured Debt	255,046	265,067	18.6%
	$1,383,583	$1,423,775	100.0%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

Purchase and sales of securities for the period from February 25, 2016 (commencement of operations) through December 31, 2016, other than short-term securities and U.S. government obligations, aggregated $5,287,326 and $3,950,784, respectively.

As of December 31, 2016, the Master Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Master Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The Master Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Master Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. The Master Fund will maintain sufficient cash on hand to fund any such unfunded commitments should the need arise. As of December 31, 2016, the Master Fund held no such investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2016:

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	December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio
Commercial Services	$332,254	23.2%
Entertainment	99,621	7.0%
Food	69,750	4.9%
Healthcare-Products	77,805	5.5%
Healthcare-Services	74,156	5.2%
Household Products/Wares	78,480	5.5%
Insurance	167,536	11.8%
Leisure Time	62,025	4.4%
Oil & Gas Services	62,192	4.4%
Real Estate	6,615	0.5%
Retail	132,693	9.3%
Software	191,337	13.4%
Transportation	69,311	4.9%
	$1,423,775	100.0%

The table below describes the geographic concentration of the Master Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2016:

	December 31, 2016
Geographic Location(1)	Fair Value	Percentage of Portfolio
United States	$1,361,583	95.6%
Luxembourg	62,192	4.4%
	$1,423,775	100.0%

(1)	Geographic location based on the portfolio company's headquarters or principal place of business.

7.	Fair Value of Financial Instruments

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master

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Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1 − observable inputs such as quoted prices in active markets;

Level 2 − includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

Level 3 − unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016, the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Assets:	Level 1	Level 2	Level 3	Total
Senior Secured Loans - First Lien	$-	$563,267	$173,777	$737,044
Senior Secured Loans - Second Lien	-	134,133	223,587	357,720
Senior Secured Bonds	-	63,944	-	63,944
Unsecured Debt	-	213,442	51,625	265,067
	$-	$974,786	$448,989	$1,423,775

The Master Fund’s investments as of December 31, 2016 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Master Fund valued its performing investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, the Master Fund valued such investments by using the bid price.

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

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The following is reconciliation for the period from February 25, 2016 (commencement of operations) through December 31, 2016 of investments for which significant unobservable inputs (Level 3) were used to determine fair value.

As of December 31, 2016:
	Senior	Senior
	Secured -	Secured -	Unsecured
	First Lien	Second Lien	Debt	Total
Fair Value at beginning of period	$-	$-	$-	$-
Purchases	166,991	285,975	49,500	502,466
Accretion of discount (amortization of premium)	1,061	1,160	19	2,240
Paid-in-kind interest	-	-	-	-
Sales and redemptions	(554)	(75,175)	-	(75,729)
Net realized gain	-	1,550	-	1,550
Net change in unrealized appreciation	6,279	10,077	2,106	18,462
Transfers in to Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of December 31, 2016	$173,777	$223,587	$51,625	$448,989
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$6,279	$10,077	$2,106	$18,462

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2016 are as follows:

	Fair Value at
	December 31,	Valuation	Unobservable		Weighted
Type of Investment	2016	Technique	Input	Range	Average

Senior Secured Loans - First Lien	$173,777	Priced via Pricing Service	Not Applicable	Not Applicable	Not Applicable

Senior Secured Loans - Second Lien	223,587	Priced via Pricing Service	Not Applicable	Not Applicable	Not Applicable
Unsecured Debt	51,625	Priced via Pricing Service	Not Applicable	Not Applicable	Not Applicable

	$448,989

38

NORTHSTAR CORPORATE INCOME MASTER FUND AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8.	Risks Involved in Investing in the Master Fund

Investing in the Master Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Master Fund. For a more complete discussion of the risks of investing in the Master Fund, see the section entitled “Types of Investments and Related Risks” in the Corporate Funds’ prospectuses and the Corporate Funds’ and the Master Fund’s other filings with the SEC.

Credit Risk

The Master Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Master Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Master Fund may invest in investments that the Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Master Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Master Fund. Moreover, the Master Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Master Fund may not have priority over other creditors as anticipated. The Master Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Entities in which the Master Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, entities that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk

Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political

39

NORTHSTAR CORPORATE INCOME MASTER FUND AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. The risks of investments in emerging markets, if any, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the common shares are not priced, NAV may change at times when common shares cannot be sold.

Non-Diversified Risk

The Master Fund is classified as “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments have been made in the securities of a broad range of issuers.

Liquidity Risk

Some securities held by the Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Master Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Market Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate and price fluctuations.

40

NORTHSTAR CORPORATE INCOME MASTER FUND AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.	Financial Highlights

The following is a schedule of financial highlights for the period from February 25, 2016 (commencement of operations) through December 31, 2016:

For the period from February 25, 2016 (commencement of operations) through
December 31, 2016
Per Share Data:
Net asset value, beginning of period	$9.00
Net investment loss(1)	(2.50)
Net gain on investment transactions	0.35
Net decrease in net assets resulting from operations	(2.15)
Net asset value, end of period	$6.85
Shares outstanding, end of period	222,222
Total return at net asset value(2)(3)(4)	(15.1)%

Ratio/Supplemental Data:
Net assets, end of period	$1,523,299
Ratio of net investment loss to average net assets(5)	(36.5)%
Ratio of total expenses to average net assets(5)	41.2%
Portfolio turnover rate(3)	264.3%

(1)	The per share data was derived by using the average number of common shares outstanding during the period from February 25, 2016 (commencement of operations) through December 31, 2016.
(2)	Total return is historical and is calculated by determining the percentage change in net asset value.
(3)	Not annualized.
(4)	Calculation represents the period from June 13, 2016 (commencement of investment operations) through December 31, 2016.
(5)	Annualized. Average net assets for the period from February 25, 2016 (commencement of operations) through December 31, 2016 are used for this calculation.

10.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

11.	Subsequent Events

The management of the Master Fund has evaluated events and transactions through March 1, 2017, the date on which the consolidated financial statements were issued, and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s consolidated financial statements other than previously discussed in Note 1 and Note 4.

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NORTHSTAR CORPORATE INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Corporate Income Master Fund, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in the Master Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held By Trustees
Interested Trustees
Daniel R. Gilbert (46)	Chairman of the Board, CEO, and President	2015	Head of Retail Platform of Colony NorthStar; Chairman, CEO and President of the Corporate Master Fund, Corporate Fund and Corporate Fund-T; Chairman, CEO and President of NorthStar Real Estate Capital Income Fund (“RE Capital Fund”), NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T”) and NorthStar Real Estate Capital Income Master Fund (“RE Capital Master Fund”); Co-Chairman, CEO and President of NorthStar/RXR New York Metro Real Estate Inc. (“NorthStar/RXR”); Chairman, CEO and President of NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”) and NorthStar Real Estate Income II (“NorthStar Income II”); Sole Director of NorthStar/Townsend Institutional Real Estate Fund Inc. (“NorthStar/Townsend”); Executive Chairman of NorthStar HealthCare Income Inc. (“NorthStar Healthcare”); Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	6	Executive Chairman of NorthStar Healthcare; Chief Executive Officer, Chairman of the Corporate Master Fund, Corporate Fund and Corporate Fund-T; Chief Executive Officer, Chairman of RE Capital Fund, RE Capital Fund-T and RE Capital Master Fund; Co-Chairman of NorthStar/RXR; Sole Director of NorthStar/Townsend; Chairman of NorthStar Income; and Chairman of NorthStar Income II.

Independent Trustees
Michael M. Kassen (63)	Trustee	2016	Private Investor	3	Board Member of the American Israel Public Affairs Committee

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NORTHSTAR CORPORATE INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Vernon B. Schwartz (66)	Trustee	2016	Former Executive Vice President, iStar Inc., a real estate investment company	3	Director of NorthStar Real Estate Income Trust, Inc.

Jack F. Smith, Jr. (65)	Trustee	2016	Retired. Previously, Partner, Deloitte & Touche LLP	3	Director of NorthStar Real Estate Income Trust, Inc.; Director of NorthStar Healthcare Income, Inc.

Executive Officers

The following persons serve as the Master Fund’s executive officers in the following capacities:

Name	Age	Positions Held
Daniel R. Gilbert	46	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	50	Chief Financial Officer and Treasurer
Brett S. Klein	38	Chief Operating Officer
Sandra M. Forman	50	Chief Compliance Officer, General Counsel and Secretary

The address for each executive officer is c/o NorthStar Corporate Income Master Fund, 399 Park Avenue, 18th Floor, New York, New York 10022.

Information about Executive Officers

Daniel R. Gilbert.   Mr. Gilbert has served as the Head of the Retail Platform of Colony NorthStar since January 10, 2017. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of the Master Fund since July 23, 2015, Chairman since January 15, 2016, and is a director and member of the Advisor’s investment committee. Mr. Gilbert has also been an Interested Trustee of Corporate Fund and Corporate Fund-T’s Chairman, Chief Executive Officer and President since July 2015, and Chairman since January 2016. Mr. Gilbert has also been an Interested Trustee, Chief Executive Officer and President of Corporate Fund-T since November 16, 2015, and Chairman since January 15, 2016. Mr. Gilbert has served as Sole Director of NorthStar/Townsend since inception. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of RE Capital Fund and RE Capital Master Fund since October 2, 2015, Chairman since March 3, 2016 and is a director and member of the Advisor’s investment committee. He has also been an Interested Trustee, Chief Executive Officer and President of the RE Capital Fund-T since December 15, 2015, and Chairman since March 3, 2016. Mr. Gilbert serves as Chairman, Chief Executive Officer and President of NorthStar Income, positions he has held since August 2015, January 2013 and March 2011, respectively and he served as its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare, a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive Officer and President, a position he has held since December 2012, of NorthStar Income II. Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, a position he has held since March 2014, of NorthStar/RXR. Mr. Gilbert also served as Chief Investment and Operating Officer of NorthStar Realty from January 2013 to January 2017, a position he maintained as co-employee. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of Colony NorthStar and parent company of the

43

NORTHSTAR CORPORATE INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Advisor, since June 2014. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.

Frank V. Saracino.    Mr. Saracino joined NorthStar Asset Management Group, Inc. (“NSAM”) before the Mergers in August 2015, and has served as the Master Fund’s Chief Financial Officer and Treasurer since inception. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of Corporate Fund and Corporate Fund-T since July 2015 and November 2015, respectively. Mr. Saracino has served as Chief Financial Officer of NorthStar/Townsend Fund since inception. Mr. Saracino has served as Chief Financial Officer and Treasurer of RE Capital Fund and RE Capital Master Fund since October 2015 and Chief Financial Officer and Treasurer of RE Capital Income Fund-T since November 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

Brett S. Klein.   Mr. Klein has served as the Master Fund’s Chief Operating Officer since inception. In addition, Mr. Klein has served as the Chief Operating Officer of Corporate Fund and Corporate Income Fund-T since July 2015 and November 2015, respectively. Mr. Klein has served as Chief Operating Officer of RE Capital Fund and RE Capital Master Fund since October 2015 and Chief Operating Officer of RE Capital Fund-T since December 2015. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director of Colony NorthStar, the parent company of the Advisor, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein's responsibilities include oversight of the operational elements of Colony NorthStar's retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar's broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies (defined below). Mr. Klein also served as a Managing Director at NorthStar Asset Management Group Ltd, and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October

44

NORTHSTAR CORPORATE INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

Sandra M. Forman.   Ms. Forman has served as the Master Fund’s, Corporate Fund’s and Corporate Fund-T’s Chief Compliance Officer since October 2015 and General Counsel and Secretary since January 2017. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of the Master Fund and Corporate Fund from October 2015 to January 2017 and of Corporate Fund-T from November 2015 to January 2017. Ms. Forman has served as Chief Compliance Officer of RE Capital Fund, RE Capital Master Fund and RE Capital Fund-T since October 2015 and General Counsel and Secretary since October 2016. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of RE Capital Fund and RE Capital Master Fund from October 2015 to October 2016 and Associate General Counsel and Assistant Secretary of RE Capital Fund-T from December 2015 to October 2016. Ms. Forman has served as Chief Compliance Officer and Secretary of NorthStar/Townsend Fund since inception. Ms. Forman has also served as Deputy General Counsel at Colony NorthStar since January 2017. Ms. Forman served as Senior Counsel for NSAM from October 2015 to January 10, 2017. Prior to joining NSAM, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered closed-end funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. She holds a Bachelor of Arts from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.

Registration Statement

The Master Fund’s prospectus contains additional information regarding the Master Fund’s trustees and executive officers and is available upon request and without charge by calling the Master Fund at 212-547-2600 or by accessing the Master Fund’s website at www.northstarsecurities.com/corporateincome.

45

NORTHSTAR CORPORATE INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling collect at 212-547-2600, toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31st is available without charge upon request by calling toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Shareholders may obtain a copy of the Master Fund’s proxy voting policies and procedures upon request and without charge by calling the Master Fund or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Master Fund voted proxies relating to the Master Fund’s portfolio securities during the most recent twelve-month period ended December 31st is available upon request without charge by making a written request to the Master Fund’s Chief Compliance Officer at NorthStar Corporate Income Master Fund, 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: Chief Compliance Officer, by calling the Master Fund toll free at 877-940-8777 or on the SEC’s website at http://www.sec.gov.

46

Corporate Directory

Board of Trustees

Interested Trustees
Daniel R. Gilbert
Chairman of the Board, Chief Executive Officer & President
Head of Retail Platform of Colony NorthStar, Inc.

Independent Trustees
Jack F. Smith, Jr.
Lead Independent Trustee

Michael M. Kassen
Independent Trustee

Vernon B. Schwartz
Independent Trustee

Executive Officers

Daniel R. Gilbert
Chairman of the Board, Chief Executive Officer & President

Frank V. Saracino
Chief Financial Officer & Treasurer

Brett S. Klein
Chief Operating Officer

Sandra M. Forman
General Counsel, Chief Compliance Officer & Secretary

Corporate Headquarters
399 Park Avenue, 18th Floor
New York, NY 10022
212.547.2600
NorthStarSecurities.com/CorporateIncome

Transfer Agent
DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm
Pricewaterhouse Coopers LLP
New York, NY

Legal Counsel
Sutherland Asbill & Brennan LLP
New York, NY

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Dealer Manager
NorthStar Securities, LLC
5299 DTC Boulevard, Suite 900
Greenwood Village, CO 80111

877.940.8777 Tel
303.648.5142 Fax
NorthStarSecurities.com/CorporateIncome

Item 2. Code of Ethics.

The Corporate Fund-T, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit (a)(1).

During the period covered by the report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Corporate Fund-T’s Board of Trustees (the “Board”) has determined that the Corporate Fund-T has at least one “audit committee financial expert” serving on its audit committee, as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Jack F. Smith, Jr., is an “audit committee financial expert” and “independent,” as such term is defined for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Corporate Fund-T for the last two fiscal years ended for assurance and related services by PricewaterhouseCoopers LLP (“PwC”) that were reasonably related to the performance of the seed audit of the Corporate Fund-T’s financial statements were less than $1,000.

(b)	Audit-Related Fees. The aggregate fees billed to the Corporate Fund-T for the last two fiscal years ended for assurance and related services by PwC that were reasonably related to the performance of the audit of the Corporate Fund-T’s financial statements and not reported in Item 4(a) above were less than $1,000. Audit-related fees were incurred for the review of the Corporate Fund-T’s semi-annual report for the reporting period ended June 30, 2016.

(c)	Tax Fees. Not applicable.

(d)	All Other Fees. Not applicable.

(e)	Audit Committee Pre-Approval Policies and Procedures

(1)	The Audit Committee has adopted, and the Board has approved, an Audit Committee Pre-Approval Policy (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Master Fund when retaining an auditor to perform audit, audit related, tax and other services for the Master Fund. The Policy provides that the Audit Committee (or the Audit Committee’s chairman (the “Chairman”) pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Corporate Fund-T’s chief financial officer.

(2)	In 2016, the Audit Committee pre-approved all audit and non-audit services provided to the Corporate Fund-T by PwC.

(f)	Not applicable.

(g)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable. The Corporate Fund-T is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 6. Investments.

(a)	The Corporate Fund-T includes the Master Fund’s audited consolidated schedule of investments as of December 31, 2016 is included as part of the Annual Report included in Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Corporate Fund-T has delegated the responsibility for voting proxies relating to voting securities held by the Corporate Fund-T to its investment advisor, CNI CCEF Advisors, LLC (the “Advisor”). The Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Corporate Fund-T’s investment in the Master Fund’s portfolio as of the date hereof is set forth below.

The Advisor’s investment committee is responsible for approving any potential investments. The committee consists of Daniel R. Gilbert, Richard B. Saltzman, Mark M. Hedstrom, Kevin P. Traenkle, Robert C. Gatenio, Brett S. Klein and Sujan S. Patel. All investments require the approval of Mr. Gilbert, with investments in excess of $25 million requiring the further approval of Mr. Saltzman. See “Supplemental Information- Information about Executive Officers” for biographical information pertaining to Mr. Gilbert and Mr. Klein. Below is biographical information pertaining to the other members of the Advisor’s investment committee:

Richard B. Saltzman. Mr. Saltzman has served as the Chief Executive Officer and President of Colony NorthStar since January 2017, having previously held the positions of Chief Executive Officer, President and a member of the Board of Directors of Colony, the predecessor to Colony NorthStar. Prior to joining the Colony business in 2003, Mr. Saltzman spent 24 years in the investment banking business primarily specializing in real estate-related businesses and investments. Mr. Saltzman served as the Managing Director and Vice Chairman of Merrill Lynch’s investment banking division. As a member of the investment banking operating committee, he oversaw the firm’s global real estate, hospitality and restaurant businesses. Previously, he also served as Chief Operating Officer of Investment Banking and had responsibility for Merrill Lynch’s Global Leveraged Finance business. Mr. Saltzman was also responsible for various real estate-related principal investments, including the Zell/Merrill Lynch series of funds which acquired more than $3.0 billion of commercial real estate assets and where he was a member of the investment committee. Mr. Saltzman currently serves on the Board of Directors of Kimco Realty Corporation (NYSE: KIM) and the Board of Trustees of Colony Starwood Homes (NYSE: SFR). He has also served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts, on the board of directors of the Real Estate Roundtable and a member of the Board of Trustees of the Urban Land Institute, Treasurer of the Pension Real Estate Association, a Director of the Association of Foreign Investors in Real Estate and a past Chairman of the Real Estate Capital Policy Advisory Committee of the National Realty Committee. Mr. Saltzman received his Bachelor of Arts from Swarthmore College in 1977 and a Master of Science in Industrial Administration from Carnegie Mellon University in 1979.

Mark M. Hedstrom. Mr. Hedstrom has served as the Executive Vice President and Chief Operating Officer of Colony NorthStar since January 2017. Mr. Hedstrom previously served as Executive Director and Chief Operating Officer of Colony from April 2015 to January 2017. Prior to becoming the Executive Director and Chief Operating Officer of Colony, Mr. Hedstrom served as Vice President of Colony Finance, Inc. and as Principal and Chief Financial Officer of Colony Capital, LLC (“CCLLC”), where he was responsible for all of CCLLC’s financial and treasury functions and had primary responsibility for CCLLC’s risk management and investor reporting. Prior to joining the Colony business in 1993, Mr. Hedstrom served in senior financial roles with The Koll Company and Castle Pines Land Company and served as a Senior Manager of Ernst & Young. Mr. Hedstrom is a Certified Public Accountant (license inactive) and received a B.S. in Accounting from the University of Colorado in 1980.

Kevin P. Traenkle. Mr. Traenkle has served as the Executive Vice President and Chief Investment Officer of Colony NorthStar since January 2017, the same position he has held since June 2009 at the preceding company, Colony, prior to the Mergers. Mr. Traenkle served as an Executive Director of Colony from April 2015 to January 2017. Mr. Traenkle also served as a Principal of CCLLC, where he was involved in many facets of the firm’s activities including: distressed debt initiatives, investment and divestment decisions, business development and global client relations. Prior to becoming a Principal at CCLLC in January 2005, Mr. Traenkle served as a Vice President of Acquisitions at CCLLC and was responsible for the identification, evaluation, consummation, and management of investments. Before rejoining the Colony business in 2002, Mr. Traenkle worked for a private equity investment firm, where he was responsible for real estate-related investment and management activities. Prior to joining the Colony business in 1993, Mr. Traenkle worked for an investment bank, First Albany Corporation, in its Municipal Finance department. Mr. Traenkle received a B.S. in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

Robert C. Gatenio. Mr. Gatenio has served as the Managing Director & Co-Head of US Investment Management of Colony NorthStar, positions he has held since June 2014 at the preceding company, NSAM, prior to the Mergers. Mr. Gatenio is primarily responsible for Colony NorthStar’s investments in CRE securities, private equity real estate secondaries, and NorthStar Healthcare investments. Mr. Gatenio has previously served as Managing Director of NorthStar Realty since 2010, as well as successive management positions since joining NorthStar Realty in 2006. Mr. Gatenio continues to serve as Vice Chairman of the Board at NorthStar Healthcare. Since his engagement at NorthStar Realty, Mr. Gatenio has overseen the acquisition of over $4.0 billion in commercial real estate securities, $3.0 billion in private equity real estate secondaries and has had a leading role in building the healthcare platform across the Managed Companies (defined below), which currently include a diversified portfolio of equity and debt healthcare real estate investments in excess of $9.0 billion. Prior to joining NorthStar Realty, Mr. Gatenio was with Goldman Sachs, in its Commercial Mortgage origination and distribution group, and previous to that with Goldman Sachs Asset Management, with its Fixed Income Portfolio Management Team. Mr. Gatenio holds a Bachelor of Science in Finance from Syracuse University and a Master of Business Administration from Fordham University Business School.

Sujan S. Patel. Mr. Patel has served as the Managing Director and Co-Head of U.S. Investment Management at Colony NorthStar since January 2017. He is responsible for overseeing the sourcing, structuring and execution of Colony NorthStar’s opportunistic equity, debt and strategic investments across all asset types and geographies. Prior to the Mergers, Mr. Patel was Managing Director and Co-Head of Investments at NSAM where he was directly involved in or oversaw over $21.0 billion of closed transactions. Prior to joining NSAM in 2007, Mr. Patel was with Thayer Lodging Group, a lodging dedicated private equity firm, focusing on all aspects of sourcing, acquiring, financing and disposing of over $2.0 billion of hotel investments. Mr. Patel began his career at Morgan Stanley in their investment banking division based in New York. He currently serves on the Advisory Board of the NYU Schack Institute of Real Estate and is a member of the Board of Advisors of the Graaskamp Center for Real Estate at the Wisconsin School of Business. Mr. Patel also sits on the Major Decision Committee of Island Hospitality Management and on the Board of SteelWave, a San Francisco Bay Area-based full-service commercial real estate management and operating company. In addition, Mr. Patel is involved in several real estate industry organizations including being a Member of the ULI Global Exchange Council and is a frequent speaker at industry conferences and seminars. Mr. Patel was named by the Commercial Observer in March 2014 as a member of its “Power 100” list honoring top commercial real estate professionals. Mr. Patel received a Bachelor of Arts in Engineering Sciences modified with Economics from Dartmouth College.

(a)(2) The Portfolio Managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, estimated as of December 31, 2016: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Daniel R. Gilbert
Registered Investment Companies	6	$3,896	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,54,2231
Other Accounts	0	$0	0	$0
Richard B. Saltzman
Registered Investment Companies	6	$3,986	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,550,198	48	$15,550,198
Other Accounts	1	$1,846,841	1	$1,846,841
Mark M. Hedstrom
Registered Investment Companies	6	$3,986	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,550,198	48	$15,550,198
Other Accounts	0	0	0	$0
Kevin P. Traenkle
Registered Investment Companies	6	$3,986	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,550,198	48	$15,550,198
Other Accounts	1	$1,846,841	1	$1,846,841
Robert C. Gatenio
Registered Investment Companies	6	$3,986	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,54,2231
Other Accounts	0	$0	0	$0
Brett S. Klein
Registered Investment Companies	6	$3,986	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,54,2231
Other Accounts	0	$0	0	$0
Sujan S. Patel
Registered Investment Companies	6	$3,986	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,54,2231
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Corporate Fund-T, the Master Fund and Corporate Income Fund, including, but not limited to, the following:

•	The officers and other personnel of the Advisor, allocate their time between advising the Master Fund, NorthStar Corporate Income Fund and NorthStar Corporate Income Fund-T and managing other investment activities and business activities in which they may be involved, including managing and operating NorthStar Realty Europe Corp, NorthStar Income, NorthStar Income II,

NorthStar Healthcare, NorthStar/RXR, NorthStar/Townsend and NorthStar Real Estate Capital Income Master Fund and its two feeder funds (collectively, “NorthStar Real Estate Capital Income Fund”) and other funds or vehicles managed by Colony NorthStar or its affiliates, (the “Managed Companies”);

•	The Master Fund may compete with the current or future Managed Companies for investment, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•	Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to its shareholders, the Advisor will receive a management fee in connection with the management of the Master Fund’s portfolio and may receive an incentive fee to the extent the Master Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•	The personnel of Colony NorthStar allocate their time between assisting the Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with the Managed Companies;

•	The Master Fund may compete with current or future Managed Companies for investment opportunities, subjecting Colony NorthStar and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which Colony NorthStar provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients;

•	Colony NorthStar and its affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Master Fund; A dedicated mandate may cause the other Managed Companies to have priority over certain other Managed Companies (including the Master Fund, as applicable) with respect to certain investment opportunities.

•	Colony NorthStar, and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Master Fund and/or may involve substantial time and resources of Colony NorthStar and its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Colony NorthStar and its affiliates’ officers and personnel will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the monies of other advisees of affiliates of Colony NorthStar. Affiliates of Colony NorthStar may engage in investment advisory business with accounts that compete with the Master Fund and have no obligation to make their investment opportunities available to the Master Fund;

•	To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and its affiliates, the Advisor may determine it appropriate for the Master Fund and one or more Managed Companies to co-invest in an investment opportunity.

The Corporate Fund-T may seek exemptive relief from the SEC to engage in co-investment opportunities with Colony NorthStar and its affiliates, including the Managed Companies or other future vehicles. However, there can be no assurance that the Master Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, Colony NorthStar will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Master Fund, or the Advisor, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment advisor. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

(a)(3) Colony NorthStar’s compensation and incentive structure covers investment personnel who render services to the Corporate Fund-T on behalf of the Advisor and is designed to align the interests of the investment personnel serving the Corporate Fund-T with those of the Corporate Fund-T’s shareholders.

Each of Colony NorthStar’s senior executives, including each of the investment personnel who render services to the Corporate Fund-T on behalf of the Advisor receives a base salary and is eligible for a discretionary cash bonus and incentive compensation in the form of long term incentive equity grants in Colony NorthStar. Cash bonuses are determined, in part, by applying objective corporate financial metrics that encompass meaningful components of Colony NorthStar’s business and, in part, based on a subjective evaluation of pre-established personal performance targets applicable to the responsibilities of the individual executive as set by Colony NorthStar’s Compensation Committee or senior executives of Colony NorthStar.

Mr. Gilbert’s base salary for 2017 is $1 and he will not be entitled to receive any incentive compensation.

(a)(4) The following table shows the dollar range of equity securities in the Corporate Fund-T beneficially owned by each member of the Advisor’s investment committee as of December 31, 2016.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Corporate Fund-T (1)

Daniel R. Gilbert	None
Richard B. Saltzman	None
Mark M. Hedstrom	None
Kevin P. Traenkle	None
Robert C. Gatenio	None
Brett S. Klein	None
Sujan S. Patel	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Corporate Fund-T’s shareholders may recommend nominees to the Corporate Fund-T’s board of trustees during the period covered by this annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Corporate Fund-T’s principal executive officer and principal financial officer have evaluated the Master Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Corporate Fund-T’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Corporate Fund-T in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Corporate Fund-T’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Master Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	The certifications of the Corporate Fund-T’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of the Corporate Fund-T are attached hereto in response to Item 7.

(b)	The certifications of The Corporate Fund-T’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NorthStar Corporate Income Fund-T

By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert
Chief Executive Officer and President Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert
Chief Executive Officer and President
(Principal Executive Officer)
Date: March 1, 2017

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: March 1, 2017